UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2007

DAVIDSON INCOME REAL ESTATE, L.P.

(Exact name of Registrant as specified in its charter)

            Delaware

  0-14530

  62-1242144

 (State or other jurisdiction

(Commission

     (I.R.S. Employer

   of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Davidson Income Real Estate, L.P., a Delaware limited partnership (the “Registrant”), owns Lakeside Apartments (“Lakeside”), a 216-unit apartment property located in Charlotte, North Carolina.  On June 29, 2007, the Registrant sold Lakeside to a third party, CP Lakeside, LLC, a Delaware Limited Liability Company (the “Purchaser”).  The Purchaser is an affiliate of Northview Realty Group, Inc., a Canadian corporation (“Northview”), which is unaffiliated with the Registrant.  As previously disclosed, Northview was the initial purchaser, however Northview is permitted under the terms of the purchase and sale contract to assign the contract to an affiliate. The Purchaser purchased Lakeside, along with nine other apartment properties, all of which were owned by entities affiliated with AIMCO Properties, L.P., which is also an affiliate of the managing general partner of the Registrant.  The total sales price for Lakeside and the nine other apartment properties was $95,800,000 of which $8,850,000 represents the portion of the sales price allocated to Lakeside.  The Registrant continues to own and operate two other apartment properties.

In accordance with the Amended Partnership Agreement of the Registrant, the Registrant’s managing general partner is evaluating the cash requirements of the Registrant to determine the portion of the net proceeds that will be distributed to the Registrant’s partners.

Item 9.01

Financial Statements and Exhibits

(b)

Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflects the operations of the Registrant as if Lakeside had been sold on January 1, 2006.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2007 Quarterly Report on Form 10-QSB for the period ended March 31, 2007, and the Registrant’s 2006 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

March 31, 2007

All other assets	$ 434
Investment property, net	6,944
Total Assets	$ 7,378

All other liabilities	$ 4,963
Mortgage notes payable	7,221
Partners’ deficit	(4,806)
Total Liabilities and Partners’ Deficit	$ 7,378

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Three Months Ended	Year Ended
	March 31, 2007	December 31, 2006

Total revenues	$ 637	$ 2,604
Total expenses	814	3,019
Equity in loss of Joint Venture	(16)	(56)

Net loss	$ (193)	$ (471)

Net loss per limited partnership unit	$ (6.99)	$ (17.07)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:

Davidson Diversified Properties, Inc.

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

July 6, 2007